GOLDMAN SACHS VARIABLE INSURANCE TRUST

Institutional and Service Shares of the
Goldman Sachs Large Cap Value Fund
(the “Fund”)

Supplement dated September 28, 2010 to the
Prospectuses dated April 30, 2010 (the “Prospectuses”)

Effective December 31, 2010, Eileen Rominger will be retiring from Goldman Sachs Asset Management, L.P. and will no longer be a portfolio manager of the Fund.

Effective immediately, the following replaces the “Portfolio Managers” sub-section of the “Goldman Sachs Large Cap Value Fund—Summary—Portfolio Management” section of each Prospectus:

Portfolio Managers: Andrew Braun, Managing Director, Co-Chief Investment Officer, Value Equity, has managed the Fund since 2001; Sean Gallagher, Managing Director, Co-Chief Investment Officer, Value Equity, has managed the Fund since 2001; Dolores Bamford, CFA, Managing Director, has managed the Fund since 2002; Sean A. Butkus, CFA, Vice President, has managed the Fund since 2010; Scott Carroll, CFA, Managing Director, has managed the Fund since 2002; John Arege, CFA, Vice President, has managed the Fund since 2010; Charles “Brook” Dane, CFA, Vice President, has managed the Fund since 2010; and Eileen Rominger, Managing Director, Global CIO of GSAM, has managed the Fund since 1999. Effective December 31, 2010, Ms. Rominger will no longer manage the Fund.

Effective December 31, 2010, all references to Ms. Rominger in the Prospectuses are deleted in their entirety.

This Supplement should be retained with your Prospectus for future reference.

VITLCVPMSTK 9-10